UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 21, 2005
                                                         -------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.
---------            ---------------------------------------------

                     On June 21, 2005, at the 2005 Annual Meeting of Shareholders of CarMax, Inc. (the "company"), the company's shareholders, upon recommendation of the board of directors, approved an amendment to the CarMax, Inc. Amended and Restated 2002 Stock Incentive Plan (the "2002 Plan") that increased the number of shares of the company's common stock reserved for issuance under the 2002 Plan by 6,750,000 shares. The 2002 Plan, as amended and restated effective June 21, 2005, is attached as Exhibit 10.1, and is hereby incorporated by reference into this Item 1.01. Further, the company's shareholders, upon recommendation of the board of directors, approved an amendment to the CarMax, Inc. Amended and Restated 2002 Non-Employee Directors Stock Incentive Plan (the "2002 Directors Plan") that increased the number of shares of the company's common stock reserved for issuance under the 2002 Directors Plan by 150,000 shares. The 2002 Directors Plan, as amended and restated effective June 21, 2005, is attached as Exhibit 10.2, and is hereby incorporated by reference into this
                     Item 1.01.

Item 8.01            Other Events
---------            ------------

                     On June 21, 2005, the company held its 2005 Annual Meeting of Shareholders. The following actions were taken:

                     1. The shareholders reelected W. Robert Grafton, William S. Kellogg, and Austin Ligon to the company's board of directors, each for a three-year term expiring at the 2008 Annual Meeting of Shareholders pursuant to the following vote:

                     -----------------------------------------------------------
                                                               Shares With Votes
                      Director              Shares Voted For       Withheld
                     -----------------------------------------------------------
                     -----------------------------------------------------------

                     W. Robert Grafton        93,960,190             456,866
                     -----------------------------------------------------------
                     -----------------------------------------------------------

                     William S. Kellogg       93,994,932             422,124
                     -----------------------------------------------------------
                     -----------------------------------------------------------

                     Austin Ligon             94,179,237             237,819
                     -----------------------------------------------------------

                     2. The shareholders ratified the selection of KPMG LLP as the company's independent auditors for fiscal year 2006 by a vote of 94,245,894 shares for, 114,782 shares against, and 56,380 shares of abstaining.

                     3. The shareholders voted to approve the amendment to the 2002 Plan, which increased the number of shares of common stock authorized for issuance under the 2002 Plan, by a vote of 57,496,745 shares for, 21,605,323 shares against, and 304,108 shares abstaining. There were 15,010,880 broker non-votes on this matter.

                     4. The shareholders voted to approve the amendment to the 2002 Directors Plan, which increased the number of shares of common stock authorized for issuance under the 2002 Directors Plan, by a vote of 69,513,420 shares for, 9,568,049 shares against, and 324,707 shares abstaining. There were 15,010,880 broker non-votes on this matter.

Item 9.01            Financial Statements and Exhibits
---------            ---------------------------------
(c)Exhibits          The following exhibits are being furnished pursuant to Item
                     1.01 above.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------

         10.1 CarMax, Inc. Amended and Restated 2002 Stock Incentive Plan, as amended and restated effective June 21, 2005

         10.2 CarMax, Inc. Amended and Restated 2002 Non-Employee Directors Stock Incentive Plan, as amended and restated effective
                                    June 21, 2005

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Austin Ligon
                                             ----------------
                                             Austin Ligon
                                             President
                                             and Chief Executive Officer









Date:  June 22, 2005

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
-------                             -------

10.1 CarMax, Inc. Amended and Restated 2002 Stock Incentive Plan, as amended and restated effective June 21, 2005

10.2 CarMax, Inc. Amended and Restated 2002 Non-Employee Directors Stock Incentive Plan, as amended and restated effective June 21, 2005